Exhibit 10.20

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

SeCOND AMENDMENT TO OPTION and License Agreement

This SECOND AMENDMENT TO OPTION AND LICENSE AGREEMENT (“Second Amendment”) is entered into as of December 17, 2021 (“Second Amendment Effective Date”) by and between REGENXBIO Inc., a corporation organized under the laws of the State of Delaware, with offices at 9804 Medical Center Drive, Rockville, MD 20850 (“Licensor”), and Ultragenyx Pharmaceutical Inc., a corporation organized under the laws of the State of Delaware, with offices at 840 Memorial Drive, Cambridge, MA 02139 (“Licensee”). Licensor and Licensee are hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Licensor and Licensee entered into that certain Option and License Agreement dated March 10, 2015, as amended by that First Amendment to Option and License Agreement dated March 18, 2019 (collectively, the “Original Agreement”);

WHEREAS, Licensee has succeeded Dimension Therapeutics, Inc. (“Dimension”) pursuant to Dimension’s merger with and into Licensee; and

WHEREAS, the Parties desire to make certain amendments to the Original Agreement;

NOW, THEREFORE, in consideration of the promises and covenants contained in this Amendment, and intending to be legally bound, the Parties hereby agree as follows:

1.
Definitions. Capitalized terms not defined in this Second Amendment have the meanings given such terms in the Original Agreement.
2.
Amendments.
a.
Section 4.2 of the Agreement is hereby amended and restated in its entirety to read as follows:
1.2
Specific Milestones. Without limiting Section 4.1, Licensee will meet the following milestones for each Licensed Indication with respect to which a Commercial Option is exercised:

Event	Date
Filing of an investigational new drug application with the FDA for the proposed initial clinical trial of a Licensed Product targeting the Licensed Indication	[***] from the Grant Date for the Licensed Indication

Licensee will provide Licensor written notice within [***] of the accomplishment of the foregoing milestone. If Licensee fails to meet the milestone for a particular Licensed Indication within the Field, the date of the milestone may, at Licensee’s option, be extended for a period of [***] from the original deadline date upon a payment to Licensor of $[***] within [***] of the original deadline date; provided that Licensee will be entitled only to [***] for each Licensed Indication within the Field, and [***] extension will require a separate payment of $[***].

Notwithstanding the foregoing, for the Licensed Indication of Wilson Disease, for which Licensee exercised a Commercial Option under the Original Agreement with a Grant Date of August 3, 2015, and for which Licensee has previously extended the date of the milestone by [***], to [***], Licensee is entitled to a second extension of the date of the milestone for an additional period of [***] upon a payment to Licensor of $[***] within [***] days of [***] (“Wilson Extension”). If Licensee extends the date of the milestone for the Licensed Indication of Wilson Disease using the Wilson Extension, Licensee shall pay Licensor the following:

(a)
an additional payment of $[***] upon the achievement of the foregoing milestone for the Licensed Indication of Wilson Disease; and
(b)
an additional payment of $[***] for the first Licensed Product for the Licensed Indication of Wilson Disease to achieve NDA approval in the United States.

For clarity, the milestone payment set forth in Section 4.2(b) is in addition to any milestone payments set forth in Section 3.3.

[***].

3.
Incorporation. Article 10 of the Original Agreement is hereby incorporated mutatis mutandis into this Second Amendment.
4.
Effect on Original Agreement. Except as specifically amended by this Second Amendment, the Original Agreement will remain in full force and effect and is hereby ratified and confirmed. Each future reference to the Original Agreement will refer to the Original Agreement as amended by this Second Amendment. To the extent a conflict arises between the terms of the Original Agreement and this Second Amendment, the terms of this Second Amendment shall prevail but only to the extent necessary to accomplish their intended purpose.

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this First Amendment to License Agreement to be executed by their duly authorized representatives.

REGENXBIO INC.	ULTRAGENYX PHARMACEUTICAL INC.
By: /s/ Kenneth T. Mills	By: /s/ Vimal Srivastava
Name: Kenneth T. Mills	Name: Vimal Srivastava
Title: President & CEO	Title: SVP, Business Development & Alliance Management